                                                                     EXHIBIT 24a


                               CENTEX CORPORATION

                                POWER OF ATTORNEY



         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Leldon E. Echols, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the issuance by the Company of up to 1,750,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation 2001 Stock Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of August, 2001.




                                                       /s/ BARBARA T. ALEXANDER
                                                       ------------------------
                                                       Barbara T. Alexander
                                                       Director
                                                       Centex Corporation

                                                                     EXHIBIT 24a


                               CENTEX CORPORATION

                                POWER OF ATTORNEY



         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Leldon E. Echols, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the issuance by the Company of up to 1,750,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation 2001 Stock Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of August, 2001.




                                                     /s/ DAN W. COOK III
                                                     ---------------------------
                                                     Dan W. Cook III
                                                     Director
                                                     Centex Corporation

                                                                     EXHIBIT 24a


                               CENTEX CORPORATION

                                POWER OF ATTORNEY



         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Leldon E. Echols, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the issuance by the Company of up to 1,750,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation 2001 Stock Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of August, 2001.




                                                     /s/ JUAN L. ELEK
                                                     ---------------------------
                                                     Juan L. Elek
                                                     Director
                                                     Centex Corporation

                                                                     EXHIBIT 24a


                               CENTEX CORPORATION

                                POWER OF ATTORNEY



         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Leldon E. Echols, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the issuance by the Company of up to 1,750,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation 2001 Stock Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of August, 2001.




                                                  /s/ CLINT W. MURCHISON, III
                                                  -----------------------------
                                                  Clint W. Murchison, III
                                                  Director
                                                  Centex Corporation

                                                                     EXHIBIT 24a


                               CENTEX CORPORATION

                                POWER OF ATTORNEY



         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Leldon E. Echols, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the issuance by the Company of up to 1,750,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation 2001 Stock Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of August, 2001.




                                              /s/ CHARLES H. PISTOR
                                              ---------------------------------
                                              Charles H. Pistor
                                              Director
                                              Centex Corporation

                                                                     EXHIBIT 24a


                               CENTEX CORPORATION

                                POWER OF ATTORNEY



         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Leldon E. Echols, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the issuance by the Company of up to 1,750,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation 2001 Stock Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of August, 2001.




                                                         /s/ FREDERIC M. POSES
                                                         ----------------------
                                                         Frederic M. Poses
                                                         Director
                                                         Centex Corporation

                                                                     EXHIBIT 24a


                               CENTEX CORPORATION

                                POWER OF ATTORNEY



         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Leldon E. Echols, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the issuance by the Company of up to 1,750,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation 2001 Stock Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of August, 2001.




                                                       /s/ DAVID W. QUINN
                                                       -------------------------
                                                       David W. Quinn
                                                       Director
                                                       Centex Corporation

                                                                     EXHIBIT 24a


                               CENTEX CORPORATION

                                POWER OF ATTORNEY



         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Leldon E. Echols, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the issuance by the Company of up to 1,750,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation 2001 Stock Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of August, 2001.




                                                       /s/ PAUL R. SEEGERS
                                                       -------------------------
                                                       Paul R. Seegers
                                                       Director
                                                       Centex Corporation

                                                                     EXHIBIT 24a


                               CENTEX CORPORATION

                                POWER OF ATTORNEY



         THE UNDERSIGNED hereby constitutes and appoints Laurence E. Hirsch and Leldon E. Echols, or either of such individuals, with full power of substitution in the premises, as the undersigned's true and lawful agents and attorneys-in-fact (the "Attorneys-in-Fact"), with full power and authority in the name and on behalf of the undersigned, in her capacity as a Director of Centex Corporation (the "Company"), to execute and file with the Securities and Exchange Commission the Company's Registration Statement on Form S-8 (and related reoffer prospectus) relating to the issuance by the Company of up to 1,750,000 shares of Common Stock, par value $0.25 per share, of the Company under the Centex Corporation 2001 Stock Plan, together with any and all amendments to such Registration Statement.

         This Power of Attorney and all authority granted and conferred hereby shall continue indefinitely and, unless waived by the Attorneys-in-Fact, may not be revoked until the Attorneys-in-Fact have received five days written notice of such revocation.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 31st day of August, 2001.




                                                    /s/ PAUL T. STOFFEL
                                                    ----------------------------
                                                    Paul T. Stoffel
                                                    Director
                                                    Centex Corporation